Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Report of EuroTrust A/S (the "Company") on Form 6-K for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bertel E. Jensen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

      This certification is being voluntarily furnished despite my understanding that ss. 906 of the Sarbanes-Oxley Act of 2002 is inapplicable to Reports on Form 6-K and therefore does not require me to provide such certification.


Dated: November 12, 2003                              /s/ Bertel E. Jensen
                                                      --------------------------
                                                      Bertel E. Jensen
                                                      Chief Financial Officer